UNITED STATES BANKRUPTCY COURT
THE DISTRICT OF DELAWARE

In re THQ Inc	Case No. 12-13398 Reporting Period: 2/2/2013
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-la	Yes		Yes
Schedule of Professional Fees Paid	MOR-1b	No	None paid
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor        Date

Signature of Joint Debtor        Date

/s/ Edward L. Kaufman        3/15/13

Signature of Authorized Individual*        Date

Edward L. Kaufman        President

Printed Name of Authorized Individual        Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re THQ Inc    Case No.    12-13398
Reporting Period    2/2/2013
THQ Inc.
Cash Receipts and Disbursements Reconciliation
Activity from 12/30/12 through 2/2/13

		THQ Inc Company 0010	Vigil Company 0015	Volition Company 0050	Wireless	Phoenix	Cumulative
RECEIPTS:
A	Cash Receipts	$86,745,680	-	-	-	-	$86,745,680
DISBURSEMENTS:
B	NA Payroll / Benefits / Severance	(2,292,464)	(687,174)	(1,609,722)	-	-	(4,589,360)
C	NA Product Cost	(1,039,126)	-	-	-	-	(1,039,126)
D	All Other Licensing Cost	-	-	-	-	-	-
E	Marketing/Selling	-	-	-	-	-	-
F	PD (Milestones & Outsourcing)	-	-	-	-	-	-
G	All Other NA	(10,557,955)	(63,406)	(241,220)	-	-	(10,862,581)
H	Non-recurring Transaction Costs	-	-	-	-	-	-
I	Debt Service	-	-	-	-	-	-
Total Disbursements		(13,889,545)	(750,580)	(1,850,942)	-	-	(16,491,067)
Net Cash Flow		$72,856,135	$(750,580)	$(1,850,942)	$ -	$ -	$70,254,613

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: THQ INC., et al., Debtors.	x : : : : : : x	Chapter 11 Case No. 12-13398 (MFW) Jointly Administered
CERTIFICATION REGARDING POST-PETITION BANK
ACCOUNT RECONCILIATIONS AND COMPLIANCE
AND PAYMENT OF POST-PETITION TAXES
I, Edward L. Kaufman, President of the above-captioned debtors and debtors in possession (the “Debtors”), hereby certify as follows:

1.
Attached to MOR-1 is a listing of the Debtors’ bank accounts, by account number, and the opening and closing balances for the reporting period. Such accounts were reconciled during the reporting period in accordance with the Debtors’ cash management system, as authorized by the Court [D.I. 36], and ordinary course accounting practices.

2.
To the best of my knowledge and belief, the Debtors are current on all post-petition taxes and no post-petition tax amounts are past due but for a few property tax amounts that are being reviewed for post-petition status that in aggregate total $222.23.

Dated: March 14, 2013
/s/ Edward L. Kaufman

Edward L. Kaufman
President

[1]
The Debtors in these chapter 11 cases and the last four digits of each Debtor's taxpayer identification number are as follows: THQ Inc. (1686); THQ Digital Studios Phoenix, Inc. (1056); THQ Wireless, Inc. (7991); Volition, Inc. (4944); and Vigil Games, Inc. (8651). The Debtors' principal offices are located at 29903 Agoura Road, Agoura Hills, CA 91301.

In re THQ Inc    Case No.    12-13398
Reporting Period    2/2/2013
THQ INC.
Cash Summary
February 2, 2013

G/L #	Bank Account #	Account Description	Beginning Balance 12/29/2012	Ending Balance 2/2/2012
CO 10 - USD
111300	4710	Union Bank of California - Main	6,964	268,232
111310	-	Union Bank of California - Main (Incoming Cash)	-	-
111340	-	Union Bank of California - Main (Outgoing Cash)	-	-
111301	9337	Union Bank of California - Disbursements	(46,758)	-
111302	320	Union Bank of California - Video Production	10,140	10,140
111303	1629	Union Bank of California - Settlement	1,769,504	13,785,328
111304	8775	Union Bank of California - Main	(537,923)	(538,867)
111321	-	Union Bank of California - O/S checks	(1,150,485)	(7,328)
111350	4729	Union Bank of California - Payroll	173,189	240,808
111360	6098	Union Bank of California - Flex	-	-
111391	8589	UBOC - Wireless US	-	-
111401	215	Union Bank of California - Money Market	-	56,652,516
111402	1092	Union Bank of California - Online Gaming	-	-
111380	2735	Union Bank of California - Utility Account	-	69,348
111520	1202	Bank of America - Lockbox	-	-
112003	4876	Bank of America	934	-
111710	1006	JP Morgan	87,930	87,930
111750		Treasury Partners - Cash	-	-

		TOTAL CASH COMPANY 10 - USD	313,494	70,568,107
G/L #		Account Description	Cash	Total
CO 70 - USD
111300	8775	UBOC - Wireless US	537,923	538,867
		TOTAL CASH COMPANY 70 - USD	537,923	538,867

In re THQ Inc
Case No.    12-13398
Reporting Period    2/2/2013

YTD	Income Statement THQ Inc
252,074,990	*	Sales
	*	Sales Inter-Company
(21,101,430)	*	Sales Returns & Allowances
230,973,560	**	Net Sales
63,515,262	*	Cost of Sales
25	*	Sub-Contracting
63,515,287	**	Total Cost of Sales
167,458,273	***	Gross Margin
16,308,423	*	Lic Amoritization & Royalty
102,602,104	*	Software Dev Amortization
(44,839,583)	*	Int’l Royalties Mgmt Fee
25,451,048	**	Product Development
25,451,048	***	Total Product Development
3,764,231	*	Advertising
3,764,231	**	Commissions
5,091,815	**	Selling
33,934,938	**	Marketing
42,790,984	***	Total Selling & Marketing
26,334,840	**	General & Administration
16,284,601	*	Int’l Services Recharge
42,619,441	***	Total General & Admin Exp
248,447,705	****	Total Costs & Expenses
(17,474,144)	*****	Income/(Loss) from Operations
766,639	*	Net Exchange Rate (Gain) Loss
3,759,530	*	Net Interest (Income) Expense
1,876,259	*	Net Interest (Income) Expense - IC
(78,517)	*	Other Non-operating (Income)/Expense
6,323,910	**	Net Interest & Other (Income) Exp
(23,798,055)	******	Net Income (Loss) before Tax&MI
(669,827)	*	Income Taxes
(23,128,228)	*******	Net Income(Loss) Before MI
(23,128,228)	********	Net Income (Loss)

In re THQ Inc
Case No.    12-13398
Reporting Period    2/2/2013

YTD	Income Statement Vigil
3,267	*	Software Dev Amortization
4,995,751	**	Product Development
4,995,751	***	Total Product Development
	**	Selling
	***	Total Selling & Marketing
4,999,018	****	Total Costs & Expenses
(4,999,018)	*****	Income/(Loss) from Operations
2,311	*	Net Exchange Rate (Gain) Loss
(6)	*	Net Interest (Income) Expense
2,305	**	Net Interest & Other (Income) Exp
(5,001,323)	******	Net Income (Loss) before Tax&MI
(5,001,323)	*******	Net Income(Loss) Before MI
(5,001,323)	********	Net Income (Loss)

In re THQ Inc
Case No.    12-13398
Reporting Period    2/2/2013

YTD	Income Statement Volition
2,657,146	*	Software Dev Amortization
6,169,744	**	Product Development
6,169,744	***	Total Product Development
8,826,891	****	Total Costs & Expenses
(8,826,891)	*****	Income/(Loss) from Operations
(868)	*	Net Exchange Rate (Gain) Loss
(3,985)	*	Other Non-operating (Income)/Expense
(4,853)	**	Net Interest & Other (Income) Exp
(8,822,038)	******	Net Income (Loss) before Tax&MI
(8,822,038)	*******	Net Income(Loss) Before MI
(8,822,038)	********	Net Income (Loss)

In re THQ Inc
Case No.    12-13398
Reporting Period    2/2/2013

Balance Sheet - THQ Inc
***	Cash and Cash Equivalents	70,576,210
****	Cash and Short Term Investments	70,576,210
*	Accounts Receivable	34,858,914
**	Allowance for Rebates	(6,258,161)
**	Allowance for Doubtful Accounts	(235,185)
*	Price Protection, Returns, and Ot	(15,911,618)
*	Advertising Allowance	(3,485,255)
*	Defective Returns	(438,113)
*	Allowance Other	(1,058,649)
**	Allowance for Discounts and Retur	(20,893,634)
***	Allowance for Doubtful Accounts,	(27,386,980)
****	Accounts Receivable - Net	7,471,934
****	A/R Inter-Company	(43,989,033)
***	Inventory	7,167,584
***	Inventory Reserve	(5,907,764)
****	Net Inventory	1,259,820
****	Licenses	44,594,481
****	Software Development	13,227,842
***	Prepaid Product & Packaging	1,509,014
***	Prepaid Expenses	5,657,839
***	Other Current Assets	6,077,042
****	Prepaid and Other Assets	13,243,896
****	Deferred Income Taxes	(69,122)
*****	Current Assets	106,316,027
*	Computer Hardware	10,651,692
*	Computer Software	19,503,564
*	Furniture, Fixtures & Equipment	2,369,868
*	Leasehold Improvements	4,768,402
*	Buildings	730,249
*	Land	401,000
*	Assets Under Construction
**	Gross Fixed Assets	38,424,774
**	Accumulated Depreciation	(27,459,486)
***	Fixed Assets	10,965,288
*	Investments in Subsidiaries	22,079,433
*	Other Assets	237,806
**	Other Long Term Assets, Net	22,317,239
**	Other Deferred Assets- Long Term	2,378,576
***	Long Term Assets	24,695,815
******	Total Assets	141,977,130

**	Accounts Payable	34,535,280
*	VAT and Sales/Use Taxes Payable	(7,790)
*	Accrued Liabilities	10,683,755
*	Accrued Compensation	1,469,111
*	Deferred Revenue	35,917,601
*	Accrued Third-Party Milestones	301,125
**	Accrued Expenses	48,363,803
**	Accrued Royalties	56,044,988
**	Income Tax Payable	16,211
**	Advance from Bank	11,099,567
***	Current Liabilities	150,059,850
*	Accrued Expenses, Long Term	604,375
*	Other Deferred Liabilities, Long	2,434,966
*	Convertible Senior Notes	100,000,000
**	Long Term Liab	103,039,341
*	Common Stock	685,284
*	Additional Paid in Capital	526,161,151
*	Cum Foreign Curr Trans Adjustment	(4,195,184)
*	Unrealized Inc/Dec in Sec Avail S	1,031,883
*	Retained Earnings	(611,676,966)
*	Net Income (Loss)	(23,128,228)
**	Equity	(111,122,060)
****	Total Liab & Equity	141,977,130

In re THQ Inc
Case No.    12-13398
Reporting Period    2/2/2013

Balance Sheet - Vigil
**	A/R Inter-Company	(18,921,928)
*	Prepaid Expenses	49,819
*	Other Current Assets	(35,201)
**	Prepaid and Other Assets	14,619
***	Current Assets	(18,907,309)
*	Computer Hardware	1,883,544
*	Computer Software	155,139
*	Furniture, Fixtures & Equipment	223,195
*	Leasehold Improvements	1,747,963
**	Gross Fixed Assets	4,009,841
**	Accumulated Depreciation	(2,580,408)
***	Fixed Assets	1,429,433
****	Total Assets	(17,477,876)
**	Accounts Payable	149,473
*	Accrued Liabilities	357,300
*	Accrued Compensation	373,692
**	Accrued Expenses	730,992
***	Current Liabilities	880,464
*	Other Deferred Liabilities, Long Te	728,266
**	Long Term Liab	728,266
*	Additional Paid in Capital	766,542
*	Retained Earnings	(14,851,826)
*	Net Income (Loss)	(5,001,323)
**	Equity	(19,086,606)
****	Total Liab & Equity	(17,477,876)

In re THQ Inc
Case No.    12-13398
Reporting Period    2/2/2013

Balance Sheet - Volition
**	A/R Inter-Company	(72,325,118)
*	Prepaid Expenses	76,437
*	Other Current Assets	7,145
**	Prepaid and Other Assets	83,582
***	Current Assets	(72,241,536)
*	Computer Hardware	5,184,420
*	Computer Software	674,447
*	Furniture, Fixtures & Equipment	564,953
*	Leasehold Improvements	277,585
**	Gross Fixed Assets	6,701,404
**	Accumulated Depreciation	(6,087,770)
***	Fixed Assets	613,634
****	Total Assets	(71,627,902)
**	Accounts Payable	723,036
*	Accrued Liabilities	138,193
*	Accrued Compensation	2,288,244
**	Accrued Expenses	2,426,437
***	Current Liabilities	3,149,473
*	Other Deferred Liabilities, Long Te	8,695
**	Long Term Liab	8,695
*	Common Stock	100
*	Additional Paid in Capital	872,004
*	Retained Earnings	(66,836,136)
*	Net Income (Loss)	(8,822,038)
**	Equity	(74,786,070)
****	Total Liab & Equity	(71,627,902)

Liability	Taxes Debited	Federal Income Tax	211,056.45
Recap		Earned Income Credit Advances	.00
		Social Security - EE	95,529.43
		Social Security - ER	95,529.44
		Social Security Adj - EE	.00
		Medicare - EE	22,341.67
		Medicare - ER	22,341.56
		Medicare Adj - EE	.00
		Medicare Surtax - EE	.00
		Medicare Surtax Adj - EE	.00
		COBRA Premium Assistance Payments	.00
		Federal Unemployment Tax	8,815.74
		State Income Tax	62,429.50
		State Unemployment Insurance - EE	5.10
		Stale Unemployment/Disability Ins - ER	64,398.60
		State Unemployment Insurance Adj - EE	.00
		State Disability Insurance - EE	6,759.85
		State Disability Insurance Adj - EE	.00
		Workers’ Benefit Fund Assessment - EE	.00
		Workers’ Benefit Fund Assessment - ER	.00
		Local Income Tax	71.30
		School District Tax	.00
		Total Taxes Debited Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		589,278.64
	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX4728 Tran/ABA XXXXXXXXX		1,004,498.81
		Wage Garnishments Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		3,940.44		Total Liability
		Total Amount Debited From Your Accounts			1,597,717.89	1,597,717.89
	Bank Debits and	Checks		17,794.68		1,615,512.57
	Other Liability	Adjustments/Prepay/Voids		1,044.02		1,616,556.59
	Taxes - Your	State Disability Insurance - EE		.30			Includes Adjustments and Taxes
	Responsibility	Total Taxes Your Responsibility			.30	1,616,556.89	that are your responsibility

THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch: 2699 Quarter Number: 1 Service Center: 070	Period Ending: 01/12/2013 Pay Date: 01/11/2013 Current Date: 01/08/2013	Week 02 Page 1

Net Pay	Checks				17,794.68
	Direct Deposits				1,004,498.81
	Subtotal Net Pay					1,022,293.49
	Adjustments				1,044.02
	Total Net Pay Liability (Net Cash)					1,023,337.51
Taxes		You are responsible for Depositing these amounts		Amount debited from your account
Federal	Agency Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
	Federal Income Tax			211,056.45
	Earned Income Credit Advances
	Social Security			95,529.43	95,529.44
	Medicare			22,341.67	22,341.56
	Medicare Surtax
	Federal Unemployment Tax				8,815.74
	Subtotal Federal			328,927.55	126,686.74	455,614.29
	Cobra Premium Assistance Payments
	Total Federal			328,927.55	126,686.74	455,614.29
State	AZ State Income Tax			573.16
	AZ State Unemployment/Disability Ins-ER 2.2500				426.76
	Subtotal AZ			573.16	426.76	999.92
	CA State Income Tax			36,038.54
	CA State Unemployment/Disability Ins-ER 6.2000				38,034.03
	CA State Disability Insurance-EE			6,759.85
	Subtotal CA			42,798.39	38,034.03	80,832.42
	IL State Income Tax			24,497.42
	IL State Unemployment/Disability Ins-ER 1.9500				10,673.08
	Subtotal IL			24,497.42	10,673.08	35,170.50
	MN State Income Tax			396.57
	MN State Unemployment/Disability Ins-ER10.1662				719.49
	Subtotal MN			396.57	719.49	1,116.06
	NC State Income Tax			430.00
	NC State Unemployment/Disability Ins-ER 1.2000				84.10
	Subtotal NC			430.00	84.10	514.10
	NY State Income Tax			274.91
	NY State Unemployment/Disability Ins-ER 7.9000				416.34
	NY State Disability Insurance-EE	.30
	Subtotal NY	.30		274.91	416.34	691.55
	PA State Income Tax			216.90
	PA State Unemployment/Disability Ins-ER 2.7544				200.53
	PA State Unemployment Insurance-EE			5.10
	Subtotal PA			224.00	200.53	424.53

THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch: 2699 Quarter Number: 1 Service Center: 070	Period Ending: 01/12/2013 Pay Date: 01/11/2013 Current Date: 01/08/2013	Week 02 Page 2

Taxes		You are responsible for Depositing these amounts		Amount debited from your account
State	Agency Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
(continued)	TX State Unemployment/Disability Ins-ER 4.8600				12,768.16
	Subtotal TX				12,768.16	12,768.16
	WA State Unemployment/Disability Ins-ER 5.8400				1,076.11
	Subtotal WA				1,076.11	1,076.11
Local	100U Uwchlan Twp (Remit to:100U Uwchlan Twp)			71.30
	Subtotal Local			71.30		71.30

	Total Taxes	.30	.00	398,193.30	191,085.34	589,279.94
	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						589,278.64	Excludes Taxes That Are Your Responsibility

Other	ADP Direct Deposit			1,004,493.81				483 Employee Transactions
Transfers	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						1,004,498.81
	Wage Garnishments			3,940.44
	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						3,940.44
Total Amount ADP Debited From Your Accounts							1,597,717.89

THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch: 2699 Quarter Number: 1 Service Center: 070	Period Ending: 01/12/2013 Pay Date: 01/11/2013 Current Date: 01/08/2013	Week 02 Page 2

Liability	Taxes Debited	Federal Income Tax	341,865.31
Recap		Earned Income Credit Advances	.00
		Social Security - EE	132,864.60
		Social Security - ER	132,864.60
		Social Security Adj - EE	.00
		Medicare - EE	31,136.31
		Medicare - ER	31,136.43
		Medicare Adj - EE	.00
		Medicare Surtax - EE	.00
		Medicare Surtax Adj - EE	.00
		COBRA Premium Assistance Payments	.00
		Federal Unemployment Tax	7,125.12
		State Income Tax	87,081.85
		State Unemployment Insurance - EE	6.16
		Stale Unemployment/Disability Ins - ER	102,848.30
		State Unemployment Insurance Adj - EE	.00
		State Disability Insurance - EE	8,306.33
		State Disability Insurance Adj - EE	.00
		Workers’ Benefit Fund Assessment - EE	.00
		Workers’ Benefit Fund Assessment - ER	.00
		Local Income Tax	86.52
		School District Tax	.00
		Total Taxes Debited Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		875,321.53
	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		1,192,705.57
		Wage Garnishments Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		3,323.57		Total Liability
		Total Amount Debited From Your Accounts			2,071,350.67	2,071,350.67
	Bank Debits and	Checks		192,674.69		2,264,025.36
	Other Liability	Adjustments/Prepay/Voids		.00		2,264,025.36
	Taxes - Your	State Disability Insurance - EE		.30			Includes Taxes that are
	Responsibility	Total Taxes Your Responsibility			.30	2,264,025.65	your responsibility

THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch: 6243 Quarter Number: 1 Service Center: 070	Period Ending: 01/26/2013 Pay Date: 01/25/2013 Current Date: 01/22/2013	Week 04 Page 1

Net Pay	Checks				192,674.59
	Direct Deposits				1,192,705.57
	Subtotal Net Pay					1,385,380.26
	Adjustments				.00
	Total Net Pay Liability (Net Cash)					1,385,380.26
Taxes		You are responsible for Depositing these amounts		Amount debited from your account
Federal	Agency Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
	Federal Income Tax			341,865.31
	Earned Income Credit Advances
	Social Security			132,864.60	132,864.60
	Medicare			31,136.31	31,136.43
	Medicare Surtax
	Federal Unemployment Tax				7,125.12
	Subtotal Federal			505,866.22	171,126.15	676,992.37
	Cobra Premium Assistance Payments
	Total Federal			505,866.22	171,126.15	676,992.37
State	AZ State Income Tax			438.57
	AZ State Unemployment/Disability Ins-ER 2.2500				245.67
	Subtotal AZ			438.57	245.67	684.24
	CA State Income Tax			46,501.28
	CA State Unemployment/Disability Ins-ER 6.2000				23,830.51
	CA State Disability Insurance-EE			8,306.33
	Subtotal CA			54,807.61	23,830.51	78,638.12
	IL State Income Tax			38,552.87
	IL State Unemployment/Disability Ins-ER 8.9500				61,622.43
	Subtotal IL			38,552.87	61,622.43	100,175.30
	MN State Income Tax			480.70
	MN State Unemployment/Disability Ins-ER10.1662				869.86
	Subtotal MN			480.70	869.86	1,350.56
	NC State Income Tax			494.00
	NC State Unemployment/Disability Ins-ER 1.2000				97.65
	Subtotal NC			494.00	97.65	591.65
	NY State Income Tax			348.82
	NY State Unemployment/Disability Ins-ER 7.9000				255.16
	NY State Disability Insurance-EE	.30
	Subtotal NY	.30		348.82	255.16	604.28
	PA State Income Tax			265.61
	PA State Unemployment/Disability Ins-ER 2.7544				33.59
	PA State Unemployment Insurance-EE			6.16
	Subtotal PA			271.77	33.59	305.36

THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch: 6243 Quarter Number: 1 Service Center: 070	Period Ending: 01/26/2013 Pay Date: 01/25/2013 Current Date: 01/22/2013	Week 04 Page 3

Taxes		You are responsible for Depositing these amounts		Amount debited from your account
State	Agency Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
(continued)	TX State Unemployment/Disability Ins-ER 4.8600				14,562.46
	Subtotal TX				14,562.46	14,562.46
	WA State Unemployment/Disability Ins-ER 5.8400				1,330.97
	Subtotal WA				1,330.97	1,330.97
Local	100U Uwchlan Twp (Remit to:100U Uwchlan Twp)			86.52
	Subtotal Local			86.52		86.52

	Total Taxes	.30	.00	601,347.08	273,974.45	875,321.83
	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						875,321.53	Excludes Taxes That Are Your Responsibility

Other	ADP Direct Deposit			1,192,705.57				984 Employee Transactions
Transfers	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						1,192,705.57
	Wage Garnishments			3,323.57
	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						3,323.57
Total Amount ADP Debited From Your Accounts							2,071,350.67

THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch: 6243 Quarter Number: 1 Service Center: 070	Period Ending: 01/26/2013 Pay Date: 01/25/2013 Current Date: 01/22/2013	Week 04 Page 3

In re THQ Inc.		Case No. 12-13398
Reporting Period: 2/2/2013

Summary of Unpaid Post Petition Debts

USD Equivalent

Vendor No	Vendor Name	Company	Terms of Payment	Curr. Key	Current(Open)	0-30	31-60	61-90	over 90	Open in Total	Assignment	Doc. No.	Doc. Type	Doc. Date	Due Date
1800	ACT 1 PERSONNEL SERVICES	10	Net 5	USD	-	(279)	-	-	-	(279)	9000041672	23193643	RE	1/9/2013	1/24/2013
9797	AMAZON WEB SERVICES	10	Net 30	USD	(2,199)	-	-	-	-	(2,199)	9000041720	23193708	RE	1/3/2013	2/2/2013
10483	AMERICAN INTERNATIONAL RELOCAT	10	Net 30	USD	(31,987)	-	-	-	-	(31,987)	20130118	23193729	KR	1/18/2013	2/17/2013
10483	AMERICAN INTERNATIONAL RELOCAT	10	Net 30	USD	(6,311)	-	-	-	-	(6,311)	20130118	23193730	KR	1/18/2013	2/17/2013
10483	AMERICAN INTERNATIONAL RELOCAT	10	Net 30	USD	(16,103)	-	-	-	-	(16,103)	20130118	23193731	KR	1/18/2013	2/17/2013
10483	AMERICAN INTERNATIONAL RELOCAT	10	Net 30	USD	(750)	-	-	-	-	(750)	20130118	23193732	KR	1/18/2013	2/17/2013
4397	ANDERSON MERCHANDISERS	10	Net 60	USD	-	(16,152)	-	-	-	(16,152)	9000041067	23193290	RE	12/28/2012	1/27/2013
3834	AT&T	10	Payable on receipt	USD	-	(4,335)	-	-	-	(4,335)	20130108	23193644	KR	1/8/2013	1/8/2013
4210	AT&T LONG DISTANCE	10	Net 21	USD	-	(32)	-	-	-	(32)	20130104	23193661	KR	1/4/2013	1/25/2013
9985	BABELFLUX, LLC	10	Net 30	USD	(45,000)	-	-	-	-	(45,000)	9000041283	23193427	RE	1/8/2013	2/7/2013
10522	BLITZ DIGITAL STUDIOS, LLC	10	Net 30	USD	-	(2,323)	-	-	-	(2,323)	9000041560	23193611	RE	12/28/2012	1/27/2013
6249	BRYAN M. FRODENTE	10	Payable on receipt	USD	-	(2,750)	-	-	-	(2,750)	9000041734	23193715	RE	1/21/2013	1/21/2013
121	CANON FINANCIAL SERVICES INC	10	Net 30	USD	(3,128)	-	-	-	-	(3,128)	9000041713	23193689	RE	1/13/2013	2/12/2013
121	CANON FINANCIAL SERVICES INC	10	Net 30	USD	(966)	-	-	-	-	(966)	9000041714	23193690	RE	1/13/2013	2/12/2013
121	CANON FINANCIAL SERVICES INC	10	Net 30	USD	(1,221)	-	-	-	-	(1,221)	9000041715	23193691	RE	1/13/2013	2/12/2013
121	CANON FINANCIAL SERVICES INC	10	Net 30	USD	(1,254)	-	-	-	-	(1,254)	9000041717	23193692	RE	1/13/2013	2/12/2013
121	CANON FINANCIAL SERVICES INC	10	Net 30	USD	(2,491)	-	-	-	-	(2,491)	9000041737	23193716	RE	1/13/2013	2/12/2013
11123	CARONET MANAGED HOSTING, INC.	10	Net 30	USD	(19,792)	-	-	-	-	(19,792)	9000041796	23193759	RE	1/20/2013	2/19/2013
11561	CHAMPIONSHIP WRESTLING OF HOLL	10	Net 30	USD	(2,000)	-	-	-	-	(2,000)	9000041384	23193490	RE	1/9/2013	2/8/2013
9023	CISCO SYSTEMS CAPITAL CORPORAT	10	Net 60	USD	-	-	(14,521)	-	-	(14,521)	9000040889	23193088	RE	12/9/2012	2/7/2013
9023	CISCO SYSTEMS CAPITAL CORPORAT	10	Net 60	USD	(14,521)	-	-	-	-	(14,521)	9000041612	23193622	RE	1/9/2013	3/10/2013
2496	COMIC CON INTERNATIONAL	10	Payable on receipt	USD	-	-	-	(15,300)	-	(15,300)	9000039866	23192474	RE	11/19/2012	11/19/2012
2150	COMPUTERSHARE	10	Net 30	USD	(559)	-	-	-	-	(559)	9000041464	23193536	RE	1/9/2013	2/8/2013
5041	COX COMMUNICATIONS	10	Net 5	USD	-	(261)	-	-	-	(261)	20130108	23193605	KR	1/8/2013	1/23/2013
5041	COX COMMUNICATIONS	10	Net 5	USD	-	(329)	-	-	-	(329)	20130108	23193606	KR	1/8/2013	1/23/2013
5041	COX COMMUNICATIONS	10	Net 5	USD	-	(461)	-	-	-	(461)	20130108	23193607	KR	1/8/2013	1/23/2013
211	ENTERTAINMENT SOFTWARE ASSOC	10	Payable on receipt	USD	-	-	-	(34,500)	-	(34,500)	9000039652	23192365	RE	11/13/2012	11/13/2012
11424	ENVIRONMENTAL SERVICE CONCEPT	10	Net 30	USD	-	(1,263)	-	-	-	(1,263)	9000041382	23193489	RE	1/1/2013	1/31/2013
6937	EQUITY ANALYTICS, LLC	10	Net 30	USD	-	-	(18,904)		-	(18,904)	20121228	23193178	KR	12/28/2012	12/28/2012
10094	FIVE ALARM SECURITY	10	Net 30	USD	-	(18)	-	-	-	(18)	20121228	23193179	KR	12/28/2012	1/27/2013
11415	GE CAPITAL INFORMATION TECHNOL	10	Net 30	USD	(888)	-	-	-	-	(888)	9000041413	23193508	RE	1/8/2013	2/7/2013
11415	GE CAPITAL INFORMATION TECHNOL	10	Net 30	USD	(2,614)	-	-	-	-	(2,614)	9000041719	23193707	RE	1/18/2013	2/17/2013
9945	HAMAGAMI CARROL	10	Net 30	USD	(22,785)	-	-	-	-	(22,785)	9000041497	23193555	RE	1/11/2013	2/10/2013
11611	HOT TOPIC, INC.	10	Net 30	USD	(500)	-	-	-	-	(500)	9000041617	23193623	RE	1/14/2013	2/13/2013
903	INTERNAP NETWORK SERVICE CORP	10	Net 30	USD	-	(16,593)	-	-	-	(16,593)	9000041206	23193369	RE	1/1/2013	1/31/2013
7219	JCCE-PALOMAR, LLC	10	Payable on receipt	USD	-	-	(14,091)		-	(14,091)	20121228	23193181	KR	12/28/2012	12/28/2012
8721	LIVINGSTON INTERNATIONAL, INC.	10	Net 5	USD	-	(126)	-	-	-	(126)	20130107	23193399	RE	1/7/2013	1/22/2013

Vendor No	Vendor Name	Company	Terms of Payment	Curr. Key	Current(Open)	0-30	31-60	61-90	over 90	Open in Total	Assignment	Doc. No.	Doc. Type	Doc. Date	Due Date
8721	LIVINGSTON INTERNATIONAL, INC.	10	Net 5	USD	-	(623)	-	-	-	(623)	20130107	23193693	RE	1/7/2013	1/22/2013
8721	LIVINGSTON INTERNATIONAL, INC.	10	Net 5	USD	-	(57)	-	-	-	(57)	20130107	23193694	RE	1/7/2013	1/22/2013
8721	LIVINGSTON INTERNATIONAL, INC.	10	Net 5	USD	-	(64)	-	-	-	(64)	20130107	23193695	RE	1/7/2013	1/22/2013
8721	LIVINGSTON INTERNATIONAL, INC.	10	Net 5	USD	-	(287)	-	-	-	(287)	20130102	23193696	RE	1/2/2013	1/17/2013
8721	LIVINGSTON INTERNATIONAL, INC.	10	Net 5	USD	-	(56)	-	-	-	(56)	20130111	23193722	RE	1/11/2013	1/26/2013
8721	LIVINGSTON INTERNATIONAL, INC.	10	Net 5	USD	-	(56)	-	-	-	(56)	20130111	23193723	RE	1/11/2013	1/26/2013
8721	LIVINGSTON INTERNATIONAL, INC.	10	Net 5	USD	-	(475)	-	-	-	(475)	20130111	23193724	RE	1/11/2013	1/26/2013
8721	LIVINGSTON INTERNATIONAL, INC.	10	Net 5	USD	-	(74)	-	-	-	(74)	20130111	23193725	RE	1/11/2013	1/26/2013
8721	LIVINGSTON INTERNATIONAL, INC.	10	Net 5	USD	-	(65)	-	-	-	(65)	20130111	23193726	RE	1/11/2013	1/26/2013
9107	MCCOLLISTER’S TRANSPORTATION G0010		Net 30	USD	(544)	-	-	-	-	(544)	9000041680	23193652	RE	1/9/2013	2/8/2013
9107	MCCOLLISTER’S TRANSPORTATION G0010		Net 30	USD	(1,533)	-	-	-	-	(1,533)	9000041681	23193653	RE	1/10/2013	2/9/2013
9107	MCCOLLISTER’S TRANSPORTATION G0010		Net 30	USD	(1,243)	-	-	-	-	(1,243)	9000041682	23193654	RE	1/10/2013	2/9/2013
2224	MICROSOFT LICENSING, INC.	10	Net 30	USD	-	(29,184)	-	-	-	(29,184)	20130102	23193370	RE	1/2/2013	2/1/2013
2224	MICROSOFT LICENSING, INC.	10	Net 30	USD	-	(114,000)	-	-	-	(114,000)	20130102	23193372	RE	1/2/2013	2/1/2013
2224	MICROSOFT LICENSING, INC.	10	Net 30	USD	-	(434,750)	-	-	-	(434,750)	20130102	23193392	RE	1/2/2013	2/1/2013
2224	MICROSOFT LICENSING, INC.	10	Net 30	USD	-	(30,106)	-	-	-	(30,106)	9000041282	23193419	RE	1/2/2013	2/1/2013
10370	MS MCC HIGHLAND, LLC	10	Payable on receipt	USD	-	-	(16,837)		-	(16,837)	20121228	23193185	KR	12/28/2012	12/28/2012
10370	MS MCC HIGHLAND, LLC	10	Payable on receipt	USD	-	-	(438)		-	(438)	20121228	23193186	KR	12/28/2012	12/28/2012
10370	MS MCC HIGHLAND, LLC	10	Payable on receipt	USD	-	-	(19,450)		-	(19,450)	20121228	23193187	KR	12/28/2012	12/28/2012
10370	MS MCC HIGHLAND, LLC	10	Payable on receipt	USD	-	-	(506)		-	(506)	20121228	23193188	KR	12/28/2012	12/28/2012
9482	NATALIA GADALOV	10	Payable on receipt	USD	-	(1,080)	-	-	-	(1,080)	9000041850	23193768	RE	1/28/2013	1/28/2013
10925	OBSIDIAN ENTERTAINMENT	10	Net 30	USD	(55,000)	-	-	-	-	(55,000)	9000041689	23193669	RE	1/17/2013	2/16/2013
10629	ONESITE, INC.	10	Net 30	USD	-	(5,000)	-	-	-	(5,000)	9000041431	23193516	RE	1/1/2013	1/31/2013
10629	ONESITE, INC.	10	Net 30	USD	-	(500)	-	-	-	(500)	9000041433	23193517	RE	1/1/2013	1/31/2013
10629	ONESITE, INC.	10	Net 30	USD	-	(500)	-	-	-	(500)	9000041436	23193518	RE	1/1/2013	1/31/2013
10629	ONESITE, INC.	10	Net 30	USD	-	(3,500)	-	-	-	(3,500)	9000041437	23193519	RE	1/1/2013	1/31/2013
10629	ONESITE, INC.	10	Net 30	USD	-	(500)	-	-	-	(500)	9000041438	23193520	RE	1/1/2013	1/31/2013
10629	ONESITE, INC.	10	Net 30	USD	-	(250)	-	-	-	(250)	9000041439	23193521	RE	1/1/2013	1/31/2013
10629	ONESITE, INC.	10	Net 30	USD	-	(1,400)	-	-	-	(1,400)	9000041440	23193522	RE	1/1/2013	1/31/2013
10629	ONESITE, INC.	10	Net 30	USD	-	(2,500)	-	-	-	(2,500)	9000041441	23193524	RE	1/1/2013	1/31/2013
9836	ORACLE AMERICA, INC.	10	Net 30	USD	-	(91,091)	-	-	-	(91,091)	9000041561	23193610	RE	1/1/2013	1/31/2013
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	-	(18,845)	-	-	(18,845)	20121220	23193061	KR	12/20/2012	12/20/2012
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	-	(19,316)	-	-	(19,316)	20121220	23193062	KR	12/20/2012	12/20/2012
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	-	(3,954)	-	-	(3,954)	20121220	23193063	KR	12/20/2012	12/20/2012
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	-	(400)	-	-	(400)	20121220	23193064	KR	12/20/2012	12/20/2012
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	-	(7,903)		-	(7,903)	20121228	23193199	KR	12/28/2012	12/28/2012
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	-	(8,100)		-	(8,100)	20121228	23193200	KR	12/28/2012	12/28/2012
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	-	(1,658)		-	(1,658)	20121228	23193201	KR	12/28/2012	12/28/2012
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	-	(168)		-	(168)	20121228	23193202	KR	12/28/2012	12/28/2012
11443	PACFUL	10	Net 30	USD	-	(53)	-	-	-	(53)	9000041241	23193401	RE	1/1/2013	1/31/2013
11438	PLAYERS AND DRIVERS GROUP SA D	10	Net 30	USD	(105)	-	-	-	-	(105)	9000041623	23193629	RE	1/15/2013	2/14/2013
9640	RANCHO VISTA INDUSTRIAL, LP	10	Payable on receipt	USD	-	-	(1,785)		-	(1,785)	20121228	23193205	KR	12/28/2012	12/28/2012
9640	RANCHO VISTA INDUSTRIAL, LP	10	Payable on receipt	USD	-	-	(257)		-	(257)	20121228	23193206	KR	12/28/2012	12/28/2012
5606	REALTY BANCORP EQUITIES TLG, LLC	10	Payable on receipt	USD	-	(292,472)	-	-	-	(292,472)	20130121	23193697	KR	1/21/2013	1/21/2013
5606	REALTY BANCORP EQUITIES TLG, LLC	10	Payable on receipt	USD	-	(6,374)	-	-	-	(6,374)	20130121	23193698	KR	1/21/2013	1/21/2013

Vendor No	Vendor Name	Company	Terms of Payment	Curr. Key	Current(Open)	0-30	31-60	61-90	over 90	Open in Total	Assignment	Doc. No.	Doc. Type	Doc. Date	Due Date
5606	REALTY BANCORP EQUITIES TLG, LLC	10	Payable on receipt	USD	-	(1,298)	-	-	-	(1,298)	20130121	23193699	KR	1/21/2013	1/21/2013
5606	REALTY BANCORP EQUITIES TLG, LLC	10	Payable on receipt	USD	-	(3,856)	-	-	-	(3,856)	20130121	23193700	KR	1/21/2013	1/21/2013
8573	REMX FINANCIAL	10	Net 30	USD	(522)	-	-	-	-	(522)	9000041640	23193637	RE	1/6/2013	2/5/2013
8573	REMX FINANCIAL	10	Net 30	USD	(313)	-	-	-	-	(313)	9000041684	23193657	RE	1/13/2013	2/12/2013
8573	REMX FINANCIAL	10	Net 30	USD	(522)	-	-	-	-	(522)	9000041704	23193684	RE	1/13/2013	2/12/2013
9796	RIGHT SCALE, INC.	10	Net 30	USD	(7)	-	-	-	-	(7)	9000041633	23193632	RE	1/9/2013	2/8/2013
9796	RIGHT SCALE, INC.	10	Net 30	USD	(24)	-	-	-	-	(24)	9000041636	23193634	RE	1/9/2013	2/8/2013
9796	RIGHT SCALE, INC.	10	Net 30	USD	(1,179)	-	-	-	-	(1,179)	9000041638	23193636	RE	1/9/2013	2/8/2013
7928	SONY DISC MANUFACTURING	10	Net 30	USD	(30,447)	-	-	-	-	(30,447)	20130111	23193701	RE	1/11/2013	2/10/2013
7928	SONY DISC MANUFACTURING	10	Net 30	USD	(14,568)	-	-	-	-	(14,568)	20130111	23193702	RE	1/11/2013	2/10/2013
7928	SONY DISC MANUFACTURING	10	Net 30	USD	(236,730)	-	-	-	-	(236,730)	20130111	23193703	RE	1/11/2013	2/10/2013
7928	SONY DISC MANUFACTURING	10	Net 30	USD	(123,221)	-	-	-	-	(123,221)	20130111	23193704	RE	1/11/2013	2/10/2013
7928	SONY DISC MANUFACTURING	10	Net 30	USD	(136,050)	-	-	-	-	(136,050)	20130111	23193705	RE	1/11/2013	2/10/2013
7928	SONY DISC MANUFACTURING	10	Net 30	USD	(7,409)	-	-	-	-	(7,409)	20130111	23193713	RE	1/11/2013	2/10/2013
7928	SONY DISC MANUFACTURING	10	Net 30	USD	(10,535)	-	-	-	-	(10,535)	20130111	23193714	RE	1/11/2013	2/10/2013
7269	SOUTHERN METHODIST UNIVERSITY	10	Payable on receipt	USD	-	(600)	-	-	-	(600)	20130121	23193706	KR	1/21/2013	1/21/2013
5935	SPRINT	10	Payable on receipt	USD	-	(6,018)	-	-	-	(6,018)	20130116	23193665	KR	1/16/2013	1/16/2013
6889	TECHNICAL SYSTEMS LLC	10	Net 10	USD	-	(158)	-	-	-	(158)	9000041676	23193646	RE	1/10/2013	1/20/2013
6889	TECHNICAL SYSTEMS LLC	10	Net 10	USD	-	(544)	-	-	-	(544)	9000041678	23193647	RE	1/11/2013	1/21/2013
7832	TECHNICOLOR Payment	10	Net 60	USD	(24,150)	-	-	-	-	(24,150)	20121228	23193313	RE	12/28/2012	2/26/2013
7832	TECHNICOLOR Payment	10	Net 60	USD	(29)	-	-	-	-	(29)	20130108	23193562	RE	1/8/2013	3/9/2013
7832	TECHNICOLOR Payment	10	Net 60	USD	(742)	-	-	-	-	(742)	20130108	23193563	RE	1/8/2013	3/9/2013
7832	TECHNICOLOR Payment	10	Net 60	USD	(4,800)	-	-	-	-	(4,800)	20130108	23193564	RE	1/8/2013	3/9/2013
7832	TECHNICOLOR Payment	10	Net 60	USD	(7,440)	-	-	-	-	(7,440)	20130108	23193565	RE	1/8/2013	3/9/2013
7832	TECHNICOLOR Payment	10	Net 60	USD	(1,391)	-	-	-	-	(1,391)	20130111	23193579	RE	1/11/2013	3/12/2013
7832	TECHNICOLOR Payment	10	Net 60	USD	(1,555)	-	-	-	-	(1,555)	20130111	23193580	RE	1/11/2013	3/12/2013
7832	TECHNICOLOR Payment	10	Net 60	USD	(6,291)	-	-	-	-	(6,291)	20130111	23193582	RE	1/11/2013	3/12/2013
7832	TECHNICOLOR Payment	10	Net 60	USD	(9,012)	-	-	-	-	(9,012)	20130111	23193583	RE	1/11/2013	3/12/2013
7832	TECHNICOLOR Payment	10	Net 60	USD	(25,898)	-	-	-	-	(25,898)	20130111	23193584	RE	1/11/2013	3/12/2013
7832	TECHNICOLOR Payment	10	Net 60	USD	(89)	-	-	-	-	(89)	20130111	23193585	RE	1/11/2013	3/12/2013
7832	TECHNICOLOR Payment	10	Net 60	USD	(62,258)	-	-	-	-	(62,258)	20121224	23193621	RE	12/24/2012	2/22/2013
7832	TECHNICOLOR Payment	10	Net 60	USD	(795)	-	-	-	-	(795)	20130116	23193685	RE	1/16/2013	3/17/2013
7832	TECHNICOLOR Payment	10	Net 60	USD	(1,685)	-	-	-	-	(1,685)	20130115	23193687	RE	1/15/2013	3/16/2013
9642	TELEPACIFIC COMMUNICATIONS	10	Net 5	USD	-	(3,024)	-	-	-	(3,024)	20130109	23193648	KR	1/9/2013	1/24/2013
7545	THOMSON REUTERS (TAX & ACCOUN	10	Net 30	USD	-	(400)	-	-	-	(400)	9000041345	23193473	RE	1/1/2013	1/31/2013
11434	TRAILER JOES INC	10	Net 30	USD	(210)	-	-	-	-	(210)	9000041281	23193418	RE	1/7/2013	2/6/2013
9828	UNTERHALTUNGSSOFTWARE	10	Payable on receipt	USD	-	(434)	-	-	-	(434)	9000041738	23193717	RE	1/21/2013	1/21/2013
2169	VERISIGN, INC.	10	Net 30	USD	(2,395)	-	-	-	-	(2,395)	9000041136	23193327	RE	1/21/2013	2/20/2013
11564	VISIBLE TECHNOLOGIES, INC.	10	Net 30	USD	-	(6,100)	-	-	-	(6,100)	9000041286	23193429	RE	1/1/2013	1/31/2013
10912	WEST OAKS PARK LLC	10	Payable on receipt	USD	-	-	(669)		-	(669)	20121228	23193217	KR	12/28/2012	12/28/2012
11505	WESTERN BAGEL TOO	10	Net 30	USD	(103)	-	-	-	-	(103)	9000041401	23193499	RE	1/9/2013	2/8/2013
11361	WORKFORCELOGIC LLC	10	Net 30	USD	-	(182)	-	-	-	(182)	9000041278	23193414	RE	1/2/2013	2/1/2013
11361	WORKFORCELOGIC LLC	10	Net 30	USD	(182)	-	-	-	-	(182)	9000041539	23193593	RE	1/9/2013	2/8/2013
11361	WORKFORCELOGIC LLC	10	Net 30	USD	(436)	-	-	-	-	(436)	9000041557	23193609	RE	1/9/2013	2/8/2013
11361	WORKFORCELOGIC LLC	10	Net 30	USD	(261)	-	-	-	-	(261)	9000041648	23193640	RE	1/9/2013	2/8/2013

Vendor No	Vendor Name	Company	Terms of Payment	Curr. Key	Current(Open)	0-30	31-60	61-90	over 90	Open in Total	Assignment	Doc. No.	Doc. Type	Doc. Date	Due Date
11361	WORKFORCELOGIC LLC	10	Net 30	USD	(717)	-	-	-	-	(717)	9000041736	23193718	RE	1/16/2013	2/15/2013
11361	WORKFORCELOGIC LLC	10	Net 30	USD	(888)	-	-	-	-	(888)	9000041740	23193719	RE	1/16/2013	2/15/2013
11361	WORKFORCELOGIC LLC	10	Net 30	USD	(109)	-	-	-	-	(109)	9000041750	23193727	RE	1/16/2013	2/15/2013
11361	WORKFORCELOGIC LLC	10	Net 30	USD	(581)	-	-	-	-	(581)	9000041753	23193728	RE	1/16/2013	2/15/2013
11361	WORKFORCELOGIC LLC	10	Net 30	USD	(182)	-	-	-	-	(182)	9000041772	23193736	RE	1/16/2013	2/15/2013
11361	WORKFORCELOGIC LLC	10	Net 30	USD	(218)	-	-	-	-	(218)	9000041776	23193738	RE	1/16/2013	2/15/2013
818	XO COMMUNICATIONS	10	Net 30	USD	(45,635)	-	-	-	-	(45,635)	20130107	23193649	KR	1/7/2013	2/6/2013
11544	YUKES	10	Payable on receipt	USD	-	-	(68)		-	(68)	20121228	23193220	KR	12/28/2012	12/28/2012
11403	JONATHAN SCOTT HOFFMAN	15	Net 30	USD	(3,571)	-	-	-	-	(3,571)	9000041553	23005050	RE	1/11/2013	2/10/2013
9818	TPG NEW FOUR POINTS. LP	15	Payable on receipt	USD	-	(51,201)	-	-	-	(51,201)	20130121	23005054	KR	1/21/2013	1/21/2013
9818	TPG NEW FOUR POINTS. LP	15	Payable on receipt	USD	-	(25,657)	-	-	-	(25,657)	20130121	23005055	KR	1/21/2013	1/21/2013
11361	WORKFORCELOGIC LLC	15	Net 30	USD	(407)	-	-	-	-	(407)	9000041289	23005042	RE	1/4/2013	2/3/2013
11361	WORKFORCELOGIC LLC	15	Net 30	USD	(1,446)	-	-	-	-	(1,446)	9000041555	23005051	RE	1/9/2013	2/8/2013
11361	WORKFORCELOGIC LLC	15	Net 30	USD	(644)	-	-	-	-	(644)	9000041735	23005057	RE	1/16/2013	2/15/2013
11361	WORKFORCELOGIC LLC	15	Net 30	USD	(2,558)	-	-	-	-	(2,558)	9000041745	23005058	RE	1/16/2013	2/15/2013
10483	AMERICAN INTERNATIONAL RELOCAT	50	Net 30	USD	(3,500)	-	-	-	-	(3,500)	20130118	23015110	KR	1/18/2013	2/17/2013
8200	CHURCH STREET SQUARE, LLC	50	Payable on receipt	USD	-	-	(11)	-	-	(11)	20121219	23014980	KR	12/19/2012	12/19/2012
8200	CHURCH STREET SQUARE, LLC	50	Payable on receipt	USD	-	-	(4,749)		-	(4,749)	20121228	23014995	KR	12/28/2012	12/28/2012
8122	HANSOFT A B	50	Net 30	USD	-	(7,002)	-	-	-	(7,002)	9000041207	23015052	RE	1/2/2013	2/1/2013
4567	SOKOLSKI KULAS OWNERSHIP GROU	50	Payable on receipt	USD	-	(76,437)	-	-	-	(76,437)	20130121	23015101	KR	1/21/2013	1/21/2013
4567	SOKOLSKI KULAS OWNERSHIP GROU	50	Payable on receipt	USD	-	(19,800)	-	-	-	(19,800)	20130121	23015102	KR	1/21/2013	1/21/2013
4567	SOKOLSKI KULAS OWNERSHIP GROU	50	Payable on receipt	USD	-	(84)	-	-	-	(84)	20130121	23015104	KR	1/21/2013	1/21/2013
4833	SPHERION	50	Net 5	USD	-	(1,852)	-	-	-	(1,852)	9000041759	23015107	RE	1/13/2013	1/28/2013
4833	SPHERION	50	Net 5	USD	-	(1,015)	-	-	-	(1,015)	9000041760	23015108	RE	1/13/2013	1/28/2013
4833	SPHERION	50	Net 5	USD	-	(1,239)	-	-	-	(1,239)	9000041761	23015109	RE	1/13/2013	1/28/2013
4833	SPHERION	50	Net 5	USD	-	(1,149)	-	-	-	(1,149)	9000041762	23015111	RE	1/13/2013	1/28/2013
4833	SPHERION	50	Net 5	USD	-	(650)	-	-	-	(650)	9000041763	23015112	RE	1/13/2013	1/28/2013
4833	SPHERION	50	Net 5	USD	-	(953)	-	-	-	(953)	9000041766	23015113	RE	1/13/2013	1/28/2013
4833	SPHERION	50	Net 5	USD	-	(1,524)	-	-	-	(1,524)	9000041767	23015114	RE	1/13/2013	1/28/2013
4833	SPHERION	50	Net 5	USD	-	(1,538)	-	-	-	(1,538)	9000041768	23015115	RE	1/13/2013	1/28/2013
4833	SPHERION	50	Net 5	USD	-	(302)	-	-	-	(302)	9000041769	23015116	RE	1/13/2013	1/28/2013
4833	SPHERION	50	Net 5	USD	-	(668)	-	-	-	(668)	9000041770	23015117	RE	1/13/2013	1/28/2013
11361	WORKFORCELOGIC LLC	50	Net 30	USD	(1,827)	-	-	-	-	(1,827)	9000041538	23015097	RE	1/9/2013	2/8/2013
11361	WORKFORCELOGIC LLC	50	Net 30	USD	(765)	-	-	-	-	(765)	9000041542	23015098	RE	1/9/2013	2/8/2013
	Total				(1,007,788)	(1,273,622)	(152,630)	(49,800)	-	(2,483,840)

In re THQ Inc    Case No.    12-13398
Reporting Period    2/2/2013
ACCOUNTS RECEIVABLE RECONCILIATION

Total Accounts Receivable at the beginning of the reporting period	33,728,889
+Amounts billed during the period	15,304,452
- Amounts collected during the period	14,174,427
Total Accounts Receivable at the end of the reporting period	34,858,914

In re THQ Inc    Case No.    12-13398
Reporting Period    2/2/2013
THQ, Inc - Balance Summary Aging as of February 2, 2013
Company Code 0010

Co Code	Open in Total	Current	1-30	31-60	61-90	91-120	120+
0010	34,858,914	12,730,693	13,534,195	3,571,907	3,232,699	452,187	1,337,234
Total	34,858,914	12,730,693	13,534,195	3,571,907	3,232,699	452,187	1,337,234
	100%	37%	39%	10%	9%	1%	4%

____________________________________________________
Reviewed and Approved by:
Joe DeMartini - Director of Credit & Collections

In re THQ Inc    Case No.    12-13398
Reporting Period    2/2/2013
Debtor Questionnaire

		Yes	No
1
Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

On January 24, 2013, the United States Bankruptcy Court for the District of Delaware entered orders approving the sale of certain key assets of the Debtor to five buyers [D.I. 239, 240, 241, 242, and 243] (collectively, the “Sales”). The Sales closed on or before February 2, 2013 and are reflected in the financial information presented in this MOR.
X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

101493714.3